Listing Report:Supplement No. 99 dated Sep 12, 2012 to Prospectus dated Jul 19, 2012
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 19, 2012 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 19, 2012 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 615030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	11.25%
Term:	60 months

Lender yield:	27.04%	Borrower rate/APR:	28.04% / 30.70%	Monthly payment:	$233.70

Lender servicing fee:	1.00%	Effective Yield*:	26.37%
		Estimated return*:	15.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1978	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Sep-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	22 / 19	Length of status:	28y 10m
Amount delinquent:	$0	Total credit lines:	56	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,713	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	13%
		Homeownership:	No
Screen name:	power-fir5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to cover expenses for appliances that need replacing and to cover needed repairs.

My financial situation:
I am a good candidate for this loan because I have rebuilt my credit.

Monthly net income: $ 2900.00
Monthly expenses: $ 200.00
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $ 200.00
Food, entertainment: $ 250.00
Clothing, household expenses: $ 200.00
Credit cards and other loans: $ 200.00
Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 625356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$7,700	Estimated loss*:	0.99%
Term:	36 months

Lender yield:	6.49%	Borrower rate/APR:	7.49% / 8.83%	Monthly payment:	$342.12

Lender servicing fee:	1.00%	Effective Yield*:	6.49%
		Estimated return*:	5.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Apr-1988	Debt/Income ratio:	8%
Credit score:	800-819 (Aug-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	23y 3m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$34,284	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	Yes
Screen name:	currency-onator9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Motorcycle
Purpose of loan:
This loan will be used to...purchase a motorcycle for transportation.

My financial situation:
I am a good candidate for this loan because...I have always paid my accounts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 629802
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	9.75%
Term:	12 months

Lender yield:	16.39%	Borrower rate/APR:	17.39% / 25.21%	Monthly payment:	$365.56

Lender servicing fee:	1.00%	Effective Yield*:	16.01%
		Estimated return*:	6.26%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1996	Debt/Income ratio:	34%
Credit score:	680-699 (Aug-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,165	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	market-ally4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2000
Monthly expenses: $
Housing: $500
Insurance: $
Car expenses: $100
Utilities: $250
Phone, cable, internet: $40
Food, entertainment: $50
Clothing, household expenses: $100
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 632416
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	10.25%
Term:	60 months

Lender yield:	25.84%	Borrower rate/APR:	26.84% / 29.46%	Monthly payment:	$456.60

Lender servicing fee:	1.00%	Effective Yield*:	25.20%
		Estimated return*:	14.95%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1984	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Aug-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,611	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	No
Screen name:	JEG21	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off my credit card debts. I was forced to use credit to make several large purchases while out of work, and I am looking to settle my debt quickly.

My financial situation:
I am a good candidate for this loan because I have recently secured a good paying job and have always been responsible making monthly payments.

Monthly net income: $4150
Monthly expenses: $2350
Housing: $500
Insurance: $300
Car expenses: $300
Utilities: $50
Phone, cable, internet: $50
Food, entertainment: $500
Clothing, household expenses: $150
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 633286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.99%
Term:	60 months

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 23.72%	Monthly payment:	$271.89

Lender servicing fee:	1.00%	Effective Yield*:	19.88%
		Estimated return*:	13.89%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-2000	Debt/Income ratio:	20%
Credit score:	720-739 (Sep-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	4y 11m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,215	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	Yes
Screen name:	justice-casserole2	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off 3 credit card balances so that I can have just one payment a month.

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time and I always pay more than the minimum balance. I do not have a car payment as my car is paid in full which frees up money each month to use toward this loan. I do not spend money extravagantly at this point in my life. I just have debt from my early twenties that I'm trying to pay off and I think a consolidation loan would make it easier.

Monthly net income: $2400
Monthly expenses: $1475
Housing: $630
Insurance: $65
Car expenses: $40
Utilities: $120
Phone, cable, internet: $120
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 633402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$22,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$15,750	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	23.98%	Borrower rate/APR:	24.98% / 27.55%	Monthly payment:	$660.14

Lender servicing fee:	1.00%	Effective Yield*:	23.41%
		Estimated return*:	14.92%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-2000	Debt/Income ratio:	29%
Credit score:	680-699 (Sep-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	7y 10m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,285	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	No
Screen name:	joyful-interest0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 635014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	5.49%
Term:	60 months

Lender yield:	19.39%	Borrower rate/APR:	20.39% / 22.85%	Monthly payment:	$347.25

Lender servicing fee:	1.00%	Effective Yield*:	19.05%
		Estimated return*:	13.56%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1993	Debt/Income ratio:	138%
Credit score:	760-779 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	18 / 18	Length of status:	8y 8m
Amount delinquent:	$0	Total credit lines:	30	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,031
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	Yes
Screen name:	Njerseygirl	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	760-779 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	800-819 (Jul-2009) 820-839 (Jul-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Debt consolidation
Purpose of loan:
This loan will be used to...Pay off credit cards

My financial situation:
I am a good candidate for this loan because...I always pay my bills on time and My Husband and I have had two loans with Prosper and one is paid and the other will be paid in full in October.

Monthly net income: $996.00 plus income from internet sales (100 to 1000)
Monthly expenses: $
Housing: $Husbands Expense
Insurance: $Husbands Expense
Car expenses: $0
Utilities: $Husbands Expense
Phone, cable, internet: $50.00
Food, entertainment: $200.00
Clothing, household expenses: $100.00
Credit cards and other loans: $450.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 635372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.25%
Term:	36 months

Lender yield:	28.09%	Borrower rate/APR:	29.09% / 33.05%	Monthly payment:	$167.82

Lender servicing fee:	1.00%	Effective Yield*:	26.81%
		Estimated return*:	12.56%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1990	Debt/Income ratio:	9%
Credit score:	680-699 (Aug-2012)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	16y 0m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,610	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	p2ploan-idol1	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay medical bills, remodel kitchen
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 636222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$86.85

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1977	Debt/Income ratio:	75%
Credit score:	720-739 (Sep-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 15	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$166,086	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	No
Screen name:	master143	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...purchase household goods

My financial situation:
I am a good candidate for this loan because...I have few expenses that will prohibit me from repayment.

Monthly net income: $1700
Monthly expenses: $1200
Housing: $808
Insurance: $0
Car expenses: $100
Utilities: $0
Phone, cable, internet: $80
Food, entertainment: $50
Clothing, household expenses: $0
Credit cards and other loans: $200
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 636594
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$540.33

Lender servicing fee:	1.00%	Effective Yield*:	16.36%
		Estimated return*:	9.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2002	Debt/Income ratio:	8%
Credit score:	660-679 (Sep-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$600	Stated income:	$100,000+
Delinquencies in last 7y:	42	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	blue-thrilling-fairness7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help expedite my investment
Purpose of loan:
I think silver is undervalued and will keep increasing at the government keeps printing more and more currency. I plan on putting as much money into silver as I can over the next year, I want to secure my position as soon as possible.

My financial situation:
I am a good candidate for this loan because I have a good understanding of my current financial position and how this loan will affect it. I have the money in my budget to pay it back, and I'm using the money for the purchase of an asset. (Well, not by the Rich Dad definition)

As a younger man, lacking basic financial education. I opened too many credit cards and spent because I didn't know any better and was betting on continued raises and constant employment. My credit score had plummeted to the 500's. But, now 4 years later, with no missed payments, I am over 660, have a budget that I can stick to, and most importantly have read many personal finance books and invested in my education.

TOTAL INCOME $10,275.00

EXPENSES
Netflix $16.00
Taxes (Income) $3,832.00
Gas $200.00
Home Mortgage (or Rent) $800.00
P.O. Box $25.00
Insurance $110.00
Gym $40.00
Food $400.00
Spending $600.00
Credit Card $50.00
Spotify $10.00
Car Loan $220.00
Chunkhost $20.00

TOTAL EXPENSES $6,323.00

NET MONTHLY CASH FLOW $3,952.00

LIABILITIES
Car $660.00
Credit Card $602.00

TOTAL LIABILITIES $1,262.00

ASSESTS
SIMPLE RET. PLAN $11,000.00

TOTAL ASSETS $11,000.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 636678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	8.74%
Term:	36 months

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 25.01%	Monthly payment:	$377.98

Lender servicing fee:	1.00%	Effective Yield*:	19.77%
		Estimated return*:	11.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-2007	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,738	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	No
Screen name:	peso-blackberry	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 636704
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,200.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,200	Estimated loss*:	4.49%
Term:	36 months

Lender yield:	13.14%	Borrower rate/APR:	14.14% / 17.75%	Monthly payment:	$75.34

Lender servicing fee:	1.00%	Effective Yield*:	12.92%
		Estimated return*:	8.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-2000	Debt/Income ratio:	20%
Credit score:	660-679 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,538	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	organized-camaraderi019	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	660-679 (Oct-2011)
Principal balance:	$2,301.78	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Household expenses
Purpose of loan: Housing expenses
This loan will be used to... Pay rent

My financial situation:
I am a good candidate for this loan because... I always pay my bills on time, and I also have good credit.

Housing: $725
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 636842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	6.24%
Term:	60 months

Lender yield:	20.81%	Borrower rate/APR:	21.81% / 24.30%	Monthly payment:	$385.15

Lender servicing fee:	1.00%	Effective Yield*:	20.32%
		Estimated return*:	14.08%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1994	Debt/Income ratio:	31%
Credit score:	660-679 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	5y 8m
Amount delinquent:	$86	Total credit lines:	18	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$11,844	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	mihoa_ref2002	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	660-679 (Latest)
Principal borrowed:	$9,500.00	< 31 days late:	0 ( 0% )	720-739 (Jun-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off our credit cards

My financial situation:
I am a good candidate for this loan because...we are hard workers who just need a break to get out from the debit we are in

Monthly net income: $ 5000.00
Monthly expenses: $ 3800.00
Housing: $ 1400.00
Insurance: $ 210.00
Car expenses: $ 500.00
Utilities: $ 220.00
Phone, cable, internet: $ 420.00
Food, entertainment: $ 350.00
Clothing, household expenses: $ 150.00
Credit cards and other loans: $ 401.00--student loan and vehicle loan
Other expenses: $ 149.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637194
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$17,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$17,000	Estimated loss*:	1.74%
Term:	60 months

Lender yield:	11.08%	Borrower rate/APR:	12.08% / 14.34%	Monthly payment:	$378.84

Lender servicing fee:	1.00%	Effective Yield*:	11.07%
		Estimated return*:	9.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1999	Debt/Income ratio:	31%
Credit score:	780-799 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	13y 2m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,060	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	Yes
Screen name:	payment-wildebeest227	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: put all bills.into one
This loan will be used to...
Place all interest.rates.into one monthly payment
My financial situation:
I am a good candidate for this loan because i pay all my bills.on time and will have this auto drafted
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	23.98%	Borrower rate/APR:	24.98% / 27.55%	Monthly payment:	$440.09

Lender servicing fee:	1.00%	Effective Yield*:	23.41%
		Estimated return*:	14.92%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-2000	Debt/Income ratio:	35%
Credit score:	780-799 (Sep-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	10y 0m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$45,245	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	Yes
Screen name:	methodical-point9	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637544
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$8,050	Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.24%	Borrower rate/APR:	23.24% / 27.06%	Monthly payment:	$446.60

Lender servicing fee:	1.00%	Effective Yield*:	21.70%
		Estimated return*:	11.45%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jan-2008	Debt/Income ratio:	40%
Credit score:	680-699 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,241	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	mindful-generosity4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	680-699 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	700-719 (Aug-2011)
Principal balance:	$5,741.19	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
Debt consolidation
Purpose of loan: Consolidating my debt
This loan will be used to...pay off credit cards and school loans.

My financial situation:
I am a good candidate for this loan because...I am already a full time employee at Intermarine USA Inc and I am graduating in December 2012 so I am preparing my self to pay off everything at once. I do not want to have to worry about 4 or 5 different monthly payments.

Monthly net income: 2800$

My expenses are very low as I still live at home with my parents and own a used car that has already been paid off. My parents help me with my insurance so I only pay gas which is about 150$-200$ a month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637580
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$151.99

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jan-1988	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Sep-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 8	Length of status:	20y 8m
Amount delinquent:	$11,862	Total credit lines:	21	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$21,229	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	Yes
Screen name:	gain-embrace7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637778
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	9.25%
Term:	60 months

Lender yield:	24.73%	Borrower rate/APR:	25.73% / 28.32%	Monthly payment:	$357.37

Lender servicing fee:	1.00%	Effective Yield*:	24.12%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1986	Debt/Income ratio:	28%
Credit score:	720-739 (Aug-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$55,953	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	Yes
Screen name:	speedy-payout318	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to payoff and bring some household expenses current since my wife has been unemployed for 2 years.

My financial situation:
I am a good candidate for this loan because it would help decrease and bring some expenses current for my family since my wife has been unemployed for two years.

Monthly net income: $ 5200.00
Housing: $ 1322.00/month
Insurance: $ 150.00/month
Car expenses: $ 220.00/month
Utilities: $ 450.00/month
Satellite, internet: $ 85.00/month
Food, entertainment: $200.00/month
Clothing: $100.00/month
Credit cards and other loans:$4100/month
Other expenses(Lawncare): $130.00/month
Total Monthly expenses: $6750.00/month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637818
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.24%	Borrower rate/APR:	23.24% / 27.06%	Monthly payment:	$77.67

Lender servicing fee:	1.00%	Effective Yield*:	21.70%
		Estimated return*:	11.45%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1994	Debt/Income ratio:	39%
Credit score:	700-719 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 9	Length of status:	4y 6m
Amount delinquent:	$388	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,860	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	generosity-enthusiast0	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
2000.00
Purpose of loan:
This loan will be used to...
Catch up on bills
My financial situation: Good
I am a good candidate for this loan because...I know I can make payments on time.

Monthly net income: $2084.00
Monthly expenses: $1600.00
Housing: $600.00
Insurance: $160.00
Car expenses: $240.00
Utilities: $300.00
Phone, cable, internet: $178.00
Food, entertainment: $400.00
Clothing, household expenses: $200.00
Credit cards and other loans: $436.00
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637832
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1976	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Sep-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	11 / 11	Length of status:	1y 8m
Amount delinquent:	$134	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,601	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	green-fervent-money	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan: Business for my son
This loan will be used to...

My financial situation: Steady, reliable
I am a good candidate for this loan because...

Monthly net income: $1,500
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.21%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jun-1999	Debt/Income ratio:	134%
Credit score:	640-659 (Sep-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 14	Length of status:	10y 3m
Amount delinquent:	$407	Total credit lines:	32	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,343	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	exchange-revelry6	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	720-739 (Mar-2012) 740-759 (Jan-2012)
Principal balance:	$3,570.42	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Debt consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$24,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$24,000	Estimated loss*:	0.99%
Term:	60 months

Lender yield:	9.71%	Borrower rate/APR:	10.71% / 12.94%	Monthly payment:	$518.35

Lender servicing fee:	1.00%	Effective Yield*:	9.70%
		Estimated return*:	8.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Nov-2002	Debt/Income ratio:	8%
Credit score:	780-799 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 3	Length of status:	8y 5m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	FreddyB	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household and moving expenses
Purpose of loan:
I want to offset some of my moving and household expenses, as well as help my living partner pay down her debt.

My financial situation:
I am a good candidate for this loan because my credit rating is excellent (790), and I possess over $25,000 in savings. I?m sure you?re wondering as to why I don?t use my savings, but I like to keep a nice stash for emergency purposes only, and I don?t deem these expenses as such.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	9.25%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$114.56

Lender servicing fee:	1.00%	Effective Yield*:	20.48%
		Estimated return*:	11.23%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1986	Debt/Income ratio:	16%
Credit score:	760-779 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	1y 3m
Amount delinquent:	$212	Total credit lines:	10	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	thankful-duty2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
I just went thorough a slow perisod at work, my work picks up in the Fall/Winter months, I am trying to not fall behind on my bills.

Monthly net income: $3,500
Monthly expenses: $2,500
Housing: $500
Insurance: $200
Car expenses: $400
Utilities: $300
Phone, cable, internet: $200
Food, entertainment: $300
Clothing, household expenses: $200
Credit cards and other loans: $200
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	12.75%
Term:	36 months

Lender yield:	26.10%	Borrower rate/APR:	27.10% / 31.01%	Monthly payment:	$163.52

Lender servicing fee:	1.00%	Effective Yield*:	24.91%
		Estimated return*:	12.16%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Feb-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	11y 5m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$43,312	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	nourishing-note2	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 638022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1976	Debt/Income ratio:	8%
Credit score:	680-699 (Sep-2012)	Inquiries last 6m:	8	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	13y 0m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$292,854	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	integrity-neptune7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $50000
Monthly expenses: $
Housing: $8000
Insurance: $400
Car expenses: $1000
Utilities: $700
Phone, cable, internet: $500
Food, entertainment: $1000
Clothing, household expenses: $1000
Credit cards and other loans: $2000
Other expenses: $
2000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 638024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Estimated loss*:	1.74%
Term:	36 months

Lender yield:	7.39%	Borrower rate/APR:	8.39% / 9.74%	Monthly payment:	$141.82

Lender servicing fee:	1.00%	Effective Yield*:	7.39%
		Estimated return*:	5.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1988	Debt/Income ratio:	20%
Credit score:	780-799 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	10y 0m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,331	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	Yes
Screen name:	hard-working-wealth5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I'm responsible and repays my debt. purchased a home and would like to consolidate my credit cards from my purchasing my home appliances. i like to keep my credit score high and keep my credit in good standing. This loan would help me out a great deal so that i may have one payment when i combine.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 638052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	7.99%
Term:	60 months

Lender yield:	23.33%	Borrower rate/APR:	24.33% / 26.89%	Monthly payment:	$434.40

Lender servicing fee:	1.00%	Effective Yield*:	22.78%
		Estimated return*:	14.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2005	Debt/Income ratio:	37%
Credit score:	700-719 (Sep-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	8y 9m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,683	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	excellent-affluence8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $4000.00
Monthly expenses: $2200
Housing: $532
Insurance: $140
Car expenses: $490
Utilities: $250
Phone, cable, internet: $175
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $300
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 638218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	13.75%
Term:	60 months

Lender yield:	30.85%	Borrower rate/APR:	31.85% / 34.61%	Monthly payment:	$67.00

Lender servicing fee:	1.00%	Effective Yield*:	29.43%
		Estimated return*:	15.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-2006	Debt/Income ratio:	58%
Credit score:	620-639 (Aug-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,091	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	kind-integrity-euphoria	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	680-699 (Nov-2011)
Principal balance:	$3,674.71	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
breast cancer assistance
Purpose of loan:
This loan will be used to help my fiance cover the cost of her treatment. She doesn't have insurance so we are doing everything we can to raise money so we can pay for her treatment and continue to live somewhat comfortably

My financial situation:
I am a good candidate for this loan because i am the type of person that wont let a bill or loan not get paid. prosper gives me a good enough deal to where i can pay back my loan comfortably

Monthly net income: $3400
Monthly expenses: $
Housing: $730
Insurance: $120
Car expenses: $622
Utilities: $85
Phone, cable, internet: $224
Food, entertainment: $300
Clothing, household expenses: $50
Credit cards and other loans: $181
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 638338
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Sep-2012)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	1 / 1	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Professional
Public records last 12m / 10y:	0/ 7	Revolving credit balance:	$44	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	14%
		Homeownership:	No
Screen name:	heroic-credit5	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 638404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,750.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$11,025	Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$506.29

Lender servicing fee:	1.00%	Effective Yield*:	8.72%
		Estimated return*:	6.23%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-1990	Debt/Income ratio:	10%
Credit score:	760-779 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	11y 3m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$83,225	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	dough-mountain1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to...pay medical fees

My financial situation:
I am a good candidate for this loan because...I have a great credit history, I pay my bills on time and I have a steady job and income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 638470
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$24,999.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,499.30	Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$803.60

Lender servicing fee:	1.00%	Effective Yield*:	8.72%
		Estimated return*:	6.23%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1996	Debt/Income ratio:	36%
Credit score:	700-719 (Sep-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	8y 7m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,023	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	No
Screen name:	lgeuther	Borrower's state:	Illinois	Borrower's group:	Debt Consolidators Unite!
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 4	On-time:	58 ( 100% )	700-719 (Latest)
Principal borrowed:	$24,498.00	< 31 days late:	0 ( 0% )	680-699 (Dec-2011) 680-699 (Feb-2011) 700-719 (Apr-2010) 680-699 (Feb-2010)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	58
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off a higher interest personal loan

My financial situation:
I am a good candidate for this loan because... this will be my 5th prosper loan and they have all been paid off early without a late payment. I have also been promoted since my last loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 638506
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	12.75%
Term:	36 months

Lender yield:	26.10%	Borrower rate/APR:	27.10% / 31.01%	Monthly payment:	$163.52

Lender servicing fee:	1.00%	Effective Yield*:	24.91%
		Estimated return*:	12.16%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-2000	Debt/Income ratio:	46%
Credit score:	700-719 (Sep-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 12	Length of status:	5y 2m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,372	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	finance-game-changer834	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off credit and car repairs

My financial situation:
I am a good candidate for this loan because I have a regular paycheck that affords the payments

Monthly net income: $3500, includes rental income
Monthly expenses: $400
Housing: $NA
Insurance: $180
Car expenses: $280
Utilities: $NA
Phone, cable, internet: $ NA
Food, entertainment: $ 200
Clothing, household expenses: $NA
Credit cards and other loans: $1195
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 638584
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$86.85

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.21%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1994	Debt/Income ratio:	53%
Credit score:	680-699 (Sep-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,475	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	adorable-p2ploan571	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...travel

My financial situation:
I am a good candidate for this loan because...I will pay my bill

Monthly net income: $2250
Monthly expenses: $
Housing: $867.00
Insurance: $167
Car expenses: $50
Utilities: $200
Phone, cable, internet: $160
Food, entertainment: $50
Clothing, household expenses: $100
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 638644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$803.63

Lender servicing fee:	1.00%	Effective Yield*:	8.72%
		Estimated return*:	6.23%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-2001	Debt/Income ratio:	32%
Credit score:	840-859 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	5y 1m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,625	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	No
Screen name:	EasyP2P	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 92% )	840-859 (Latest)
Principal borrowed:	$9,500.00	< 31 days late:	1 ( 8% )	680-699 (Nov-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Home improvement
Purpose of loan:
This loan will be used to renovate the basement in my home. I plan on putting in new carpet/tile, replace old panel walls with sheetrock, install new ceiling tiles, refinish one bathroom, and update the ductwork.

My financial situation:
I am a good candidate for this loan because I have never had any bad debt or even been late on a payment. I like the philosophy behind Prosper vs a traditional bank and would like to use their services again as I did several years ago when I fully paid back a $9,500 3 year loan that I took out in Dec of 2007. I've had the same great job for 5 years and plan on staying in this position long term (and should be receiving a nice bonus and/or raise this year).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 638674
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.25%
Term:	60 months

Lender yield:	31.58%	Borrower rate/APR:	32.58% / 35.37%	Monthly payment:	$135.82

Lender servicing fee:	1.00%	Effective Yield*:	30.13%
		Estimated return*:	15.88%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1996	Debt/Income ratio:	29%
Credit score:	660-679 (Sep-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	13y 6m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,556	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	EHART8950	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Pay off my lawyers from a recent custody dispute, and allow me to have ortho work done for my 11 year old daughter.
My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3750.
Monthly expenses: $
Housing: $640.00
Insurance: 0
Car expenses: $870 payment, fuel, and insurance
Utilities: $260.00
Phone, cable, internet: $250.00
Food, entertainment: $300.00
Clothing, household expenses: $100.00
Credit cards and other loans: $50.00
Other expenses: $200 a month to lawyers, ortho will be $150 a month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 638680
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.25%
Term:	36 months

Lender yield:	28.09%	Borrower rate/APR:	29.09% / 33.05%	Monthly payment:	$167.82

Lender servicing fee:	1.00%	Effective Yield*:	26.81%
		Estimated return*:	12.56%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1990	Debt/Income ratio:	13%
Credit score:	660-679 (Aug-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,169	Stated income:	$1-$24,999
Delinquencies in last 7y:	26	Bankcard utilization:	100%
		Homeownership:	No
Screen name:	capital-poblano5	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 622085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	1.74%
Term:	60 months

Lender yield:	11.08%	Borrower rate/APR:	12.08% / 14.34%	Monthly payment:	$89.14

Lender servicing fee:	1.00%	Effective Yield*:	11.07%
		Estimated return*:	9.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-2005	Debt/Income ratio:	14%
Credit score:	780-799 (Sep-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,197	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	Yes
Screen name:	leverage-point9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate credit card debt.

My financial situation:
I am a good candidate for this loan because I pay all of my bills on time and I have an excellent credit score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 629499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.21%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	May-1989	Debt/Income ratio:	21%
Credit score:	640-659 (Aug-2012)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	12 / 10	Length of status:	20y 0m
Amount delinquent:	$3,551	Total credit lines:	23	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,313	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	shiloh178	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 4	On-time:	88 ( 100% )	640-659 (Latest)
Principal borrowed:	$14,000.00	< 31 days late:	0 ( 0% )	720-739 (Jan-2012) 760-779 (Sep-2010) 700-719 (Mar-2008) 720-739 (Aug-2007)
Principal balance:	$4,682.02	31+ days late:	0 ( 0% )
Total payments billed:	88
Description
Debt consolidation
This loan will be used to pay off a credit card and off a surgeon for an emergency gall bladder surgery.

I am a good candidate for this loan because I have had other Prosper loans and have paid them off. I also was able to purchase a new home recently. My credit score went down because my old home went into a short sale situation due to a bad mortgage loan from 2007. House hold income is $110K annually. I have been employed at the same company for over 5 years and am entrenched in their system. I will be employed here a long time. I have had 3 prosper loans paid off two and one in progress. Thank you for your consideration.

Monthly net income: $ 6,400
Monthly expenses: $ 4,767
Housing: $ 1264
Insurance: $ 130
Car expenses: $ 450
Utilities: $ 250
Phone, cable, internet: $ 350
Food, entertainment: $ 500
Clothing, household expenses: $ 500
Credit cards and other loans: $ 400
Other expenses: $ 922
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 630013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	11.25%
Term:	60 months

Lender yield:	27.04%	Borrower rate/APR:	28.04% / 30.70%	Monthly payment:	$311.60

Lender servicing fee:	1.00%	Effective Yield*:	26.37%
		Estimated return*:	15.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-2000	Debt/Income ratio:	33%
Credit score:	640-659 (Aug-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 19	Length of status:	8y 2m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,277	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	No
Screen name:	market-auctioneer9	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Consolidate higher interest debt into one loan for less interest and faster payoff.
My financial situation: Stable
I am a good candidate for this loan because... I pay all my bills on time and am employed full-time at an employer that I've been with for 8 years.

Monthly net income: $ 3000
Monthly expenses: $ 2850
Housing: $ 1135
Insurance: $ 95.00
Car expenses: $ 60
Utilities: $ 40
Phone, cable, internet: $ 146
Food, entertainment: $ 100
Clothing, household expenses: $ 150
Credit cards and other loans: $ 1300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 632937
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	30y 2m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Sales - Commission
Public records last 12m / 10y:	1/ 2	Revolving credit balance:	$14,483	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	unforgettable-funds756	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to...cash flow for business

My financial situation:
I am a good candidate for this loan because...small dollar amount. Income good.

Monthly net income: $15,000
Monthly expenses: $6000
Housing: $2100
Insurance: $75
Car expenses: $125
Utilities: $65
Phone, cable, internet: $300
Food, entertainment: $400
Clothing, household expenses: $250
Credit cards and other loans: $650
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 633121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	3.99%
Term:	36 months

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$842.23

Lender servicing fee:	1.00%	Effective Yield*:	11.95%
		Estimated return*:	7.96%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-1996	Debt/Income ratio:	22%
Credit score:	660-679 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	22y 10m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25,124	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	silver-defender5	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate my debt.

My financial situation:
I am a good candidate for this loan because I have been employed at the same place for the last 22 1/2 years. This loan will save me $400 per month in payments and will find me free of debt in three years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 634113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	4.74%
Term:	60 months

Lender yield:	17.97%	Borrower rate/APR:	18.97% / 21.39%	Monthly payment:	$259.24

Lender servicing fee:	1.00%	Effective Yield*:	17.66%
		Estimated return*:	12.92%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1985	Debt/Income ratio:	71%
Credit score:	720-739 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	28 / 27	Length of status:	27y 11m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$43,919	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	Yes
Screen name:	Lucky2236	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...Consolidate bills into one payment

My financial situation: Stable
I am a good candidate for this loan because...I always pay my debts and have a secure job

Monthly net income: $2700.00
Monthly expenses: $
Housing:
Insurance: $
Car expenses: $200.00
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $250.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 634683
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$25,000	Estimated loss*:	1.74%
Term:	60 months

Lender yield:	11.08%	Borrower rate/APR:	12.08% / 14.34%	Monthly payment:	$557.12

Lender servicing fee:	1.00%	Effective Yield*:	11.07%
		Estimated return*:	9.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1997	Debt/Income ratio:	26%
Credit score:	780-799 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,271	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	Yes
Screen name:	fairness-javelin07	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off a student loan with higher interest rate.

My financial situation:
I am a good candidate for this loan because the loan I want to pay off has been in good standing since in repayment. I work full time as well as freelance when I can. Sallie Mae would do nothing to keep me as a customer by revisiting my account and running current financials and credit to adjust my current interest rate which is ridiculously high and with payment timeline a lot longer than your 5 year terms.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 635445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	23.98%	Borrower rate/APR:	24.98% / 27.55%	Monthly payment:	$440.09

Lender servicing fee:	1.00%	Effective Yield*:	23.41%
		Estimated return*:	14.92%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1999	Debt/Income ratio:	43%
Credit score:	720-739 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,185	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	Yes
Screen name:	restless-bid985	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: Debt consolidation. One managed payment with a competitive rate will be a plan out of debt.

My financial situation: With a paid-off vehicle, non-deferred student loan, and a never-late mortgage, this consolidated loan offers an ideal option to manage a plan out of debt.

Monthly net income: $2500
Housing: $900/mo mortgage, $260/mo condo assessment (includes gas & water)
Insurance: $20/mo life, $20/mo condo, health on wife's employer plan.
Car expenses: $350/bi-annual insurance
Utilities: $50/mo electricity
Phone, cable, internet: $85/mo home phone & internet, $8/mo Netflix (no cable)
Food, entertainment: $200/mo groceries
Credit cards and other loans: 5 CC cards total: $12,000
Other expenses: $190/mo student loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 635855
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	13.25%
Term:	36 months

Lender yield:	26.70%	Borrower rate/APR:	27.70% / 31.63%	Monthly payment:	$164.81

Lender servicing fee:	1.00%	Effective Yield*:	25.48%
		Estimated return*:	12.23%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-2000	Debt/Income ratio:	63%
Credit score:	660-679 (Sep-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	9y 4m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,804	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	thankful-duty056	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 636209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.21%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1993	Debt/Income ratio:	28%
Credit score:	660-679 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 10	Length of status:	23y 11m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,249	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Bankcard utilization:	101%
		Homeownership:	Yes
Screen name:	fervent-openness1	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt consolidation
This loan will be used to...Pay off medical/household bills

My financial situation:
I am a good candidate for this loan because...although my credit is fair, I have been with the same company for 24 years, currently own my home, and diligently pay my debts despite a couple of minor medical setbacks that have kept my credit score from being higher.

Monthly net income: $5200
Monthly expenses: $
Housing: $1471
Insurance: $441
Car expenses: $150
Utilities: $200
Phone, cable, internet: $350
Food, entertainment: $500
Clothing, household expenses: $100
Credit cards and other loans: $1000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 636479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.21%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-2000	Debt/Income ratio:	15%
Credit score:	680-699 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	3 / 3	Length of status:	26y 7m
Amount delinquent:	$61	Total credit lines:	22	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,142	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Bankcard utilization:	42%
		Homeownership:	Yes
Screen name:	competent-felicity9	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
daughter giving birth soon
Purpose of loan: see daughter who is giving birth this month
This loan will be used to...travel , plane tickets ,car rental and hotel. and have spending money to buy baby accessories, and to bless baby at church there.

My financial situation: good
I am a good candidate for this loan because...will be able to make payments

Monthly net income: $4600
Monthly expenses: $
Housing: $1200
Insurance: $0
Car expenses: $0
Utilities: $250
Phone, cable, internet: $0
Food, entertainment: $150 Clothing, household expenses: $150
Credit cards and other loans: $0
Other expenses: $90
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 636809
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$20,000	Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$642.91

Lender servicing fee:	1.00%	Effective Yield*:	8.72%
		Estimated return*:	6.23%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2006	Debt/Income ratio:	25%
Credit score:	760-779 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$620	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	hard-working-investment7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to...buy a Dumptruck and I will work then as an owner operator.

My financial situation:
I am a good candidate for this loan because...I was and I am still paying all my bills on time, I never missed a payment. I recently paid my financed car almost one year earlier off. I am very trustworthy and I am a very hard worker. So you never will be dissapointed in me regarding to make my payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	6.49%
Term:	60 months

Lender yield:	21.18%	Borrower rate/APR:	22.18% / 24.68%	Monthly payment:	$388.10

Lender servicing fee:	1.00%	Effective Yield*:	20.68%
		Estimated return*:	14.19%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-2000	Debt/Income ratio:	28%
Credit score:	720-739 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	5y 5m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$964	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	No
Screen name:	sublime-velocity6	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto
Purpose of loan:
This loan will be used to purchase an older vehicle to rebuild.

My financial situation:
I am a good candidate for this loan because I have never missed a payment for any unsecured debt in the last 10 years. Most of my unsecured debt has been paid off long before the final payment.

I have several thousand dollars put away in stocks, but would rather not cash them out at this time for this project.

I'm also not at any risk of losing my job within the next 5 years. Most of our business is done internationally and we specialize in manufacturing products that are need thruout the globe. We are the only ones that specialize in these products and we continue to grow even in economic hard times.

Monthly net income: $ 2400 after taxes, 401K, insurance and other investments
Monthly expenses: none
Housing: $ 500/mo
Insurance: $ deducted from my pay thru my employer
Car expenses: $30/mo insurance $100/mo in gas
Utilities: $ 70/mo
Phone, cable, internet: $ 32/mo
Food, entertainment: $ 400/mo
Clothing, household expenses: $ none
Credit cards and other loans: $156/mo student loan
Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	6.49%
Term:	60 months

Lender yield:	21.18%	Borrower rate/APR:	22.18% / 24.68%	Monthly payment:	$138.61

Lender servicing fee:	1.00%	Effective Yield*:	20.68%
		Estimated return*:	14.19%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2003	Debt/Income ratio:	25%
Credit score:	680-699 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,332	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	No
Screen name:	the-pragmatic-market	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to help pay my parents back, who covered my expenses while I was unemployed last year for a couple of months. This includes bills for my COBRA payments, cell phone bills, rent and student loans that they covered. I'd like to pay them back in a lump sum and take this on as a personal loan.

My financial situation:
I am a good candidate for this loan because I have fair credit, a steady source of income and am conscientious about paying things back.

Monthly net income: $4000
Monthly expenses: ~$3245
Housing: $1650
Utilities: ~$150
Phone, cable, internet: $95
Food, entertainment: $300/mo
Clothing, household expenses: $200
Credit cards and other loans: Student Loans $850/mo
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	10.25%
Term:	60 months

Lender yield:	25.84%	Borrower rate/APR:	26.84% / 29.46%	Monthly payment:	$121.76

Lender servicing fee:	1.00%	Effective Yield*:	25.20%
		Estimated return*:	14.95%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1990	Debt/Income ratio:	17%
Credit score:	700-719 (Sep-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,396	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	compassion-financier4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... pay credit card debt

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 2500
Monthly expenses: $1000
Housing: $
Insurance: $
Car expenses: $320
Utilities: $100
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637511
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$642.91

Lender servicing fee:	1.00%	Effective Yield*:	8.72%
		Estimated return*:	6.23%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-2002	Debt/Income ratio:	4%
Credit score:	760-779 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	6y 6m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$1,432	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	No
Screen name:	galen456	Borrower's state:	Colorado	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home/car repair
Purpose of loan:
I have run into several things that have happened all at once with the home and the car. I need to make some home and car repairs

My financial situation: I have 15k in my bank but the things I need to get done would wipe me out. I just need to be able to extend the incurred bills over a bit of time to be able to sustain everything. I have a good job that I've been on for 6 years where I make a 6 figure salary. My expenses are everyday bills I have 2 cars that are paid off , Every thing gets paid on time or early.

I am a good candidate because I have a great job, make a 6 figure salary and can pay this back in about a year; if it came down to it a few months, I have reserves but don't want to clean out my account. I am married and have 3 kids, so need to be able to keep everybody with happy and healthy. In essence this would give me the ability to maintain everything, while stretching payments out over a little time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637539
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	1.74%
Term:	60 months

Lender yield:	11.08%	Borrower rate/APR:	12.08% / 14.34%	Monthly payment:	$557.12

Lender servicing fee:	1.00%	Effective Yield*:	11.07%
		Estimated return*:	9.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1992	Debt/Income ratio:	22%
Credit score:	780-799 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	15y 7m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,697	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	Yes
Screen name:	meteor817	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-2004	Debt/Income ratio:	38%
Credit score:	720-739 (Sep-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	21 / 20	Length of status:	1y 6m
Amount delinquent:	$113	Total credit lines:	35	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,100	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	community-griffin80	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to Small Business

My financial situation:
I am a good candidate for this loan because I continually pay my bills on time and retain an good credit score. To further grow my business I am looking to borrow a small amount to push and advertising and grow my inventory. To better serve my customer having more inventory for quick repair is a staple for my business. I strike to make every interaction my customer the best experience.

Monthly net income: $42000
Monthly expenses: $1700 (total)
Housing: $350
Insurance: $ 150
Car expenses: $ 302
Utilities: $ 250
Phone, cable, internet: $ 95
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $ 200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	7.99%
Term:	36 months

Lender yield:	19.19%	Borrower rate/APR:	20.19% / 23.94%	Monthly payment:	$372.60

Lender servicing fee:	1.00%	Effective Yield*:	18.74%
		Estimated return*:	10.75%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-2008	Debt/Income ratio:	8%
Credit score:	640-659 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,829	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	new-finance-apple	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring Financing
Purpose of loan:
This loan will be used to purchase engagement ring.

My financial situation:
I am a good candidate for this loan because I make 90k + an additional $1300 month in the form of housing and gas reimbursements. I have a stable job history, 0 late payments on credit cards or loans, perfect payment history on EVERY loan or CC, paid car loan in full, paid 2 personal loan in full early. I take my credit seriously, I check my Experian score almost daily. Up to a $400 monthly payment for 3 years is well within my budget.

Monthly net income: $6700 (including housing credit and gas credit)
Monthly expenses: $500 childcare
Housing: $1400
Insurance: $80
Car expenses: $200 (gas)
Utilities: $50
Phone, cable, internet: $100
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $500
Other expenses: $1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637767
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$180.11

Lender servicing fee:	1.00%	Effective Yield*:	16.36%
		Estimated return*:	9.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1998	Debt/Income ratio:	13%
Credit score:	660-679 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$650	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	23	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	flexible-loyalty619	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan: Custody battle
This loan will be used to...to pay retainer for attorney

My financial situation: fair
I am a good candidate for this loan because...I have a good job

Monthly net income: $4100
Monthly expenses: $
Housing: $1100
Insurance: $240
Car expenses: $340
Utilities: $200
Phone, cable, internet: $380
Food, entertainment: $400
Clothing, household expenses: $0
Credit cards and other loans: $250
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	7.99%
Term:	36 months

Lender yield:	19.19%	Borrower rate/APR:	20.19% / 23.94%	Monthly payment:	$93.15

Lender servicing fee:	1.00%	Effective Yield*:	18.74%
		Estimated return*:	10.75%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-1989	Debt/Income ratio:	5%
Credit score:	640-659 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	5	Current / open credit lines:	6 / 5	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,747	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	35%
		Homeownership:	No
Screen name:	point-inspector0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vacation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637809
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	7.99%
Term:	12 months

Lender yield:	14.28%	Borrower rate/APR:	15.28% / 23.07%	Monthly payment:	$677.93

Lender servicing fee:	1.00%	Effective Yield*:	13.96%
		Estimated return*:	5.97%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	8y 2m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,476	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	unflappable-deal7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes
Purpose of loan:
This loan will be used to...put taxes on credit card will use loan to pay off cards

My financial situation:
I am a good candidate for this loan because...i have excellent credit,pay all bills on time,can afford the loan with little to no problem with paying back

Monthly net income: $3000+
Monthly expenses: $
Housing: $850
Insurance: $230
Car expenses: $300
Utilities: $75
Phone, cable, internet: $120
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637833
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	14.75%
Term:	36 months

Lender yield:	28.69%	Borrower rate/APR:	29.69% / 33.67%	Monthly payment:	$147.99

Lender servicing fee:	1.00%	Effective Yield*:	27.38%
		Estimated return*:	12.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1999	Debt/Income ratio:	22%
Credit score:	620-639 (Sep-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	13y 2m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$15,802	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	rusty4321	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	41 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,795.00	< 31 days late:	0 ( 0% )	600-619 (Sep-2011) 600-619 (Jul-2009) 560-579 (Aug-2008)
Principal balance:	$257.07	31+ days late:	0 ( 0% )
Total payments billed:	41
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate some bills

My financial situation:
I am a good candidate for this loan because...I have had two previous loans with prosper and they have always been paid on time

Monthly net income: $3500
Monthly expenses: $3000
Housing: $975
Insurance: $125
Car expenses: $500
Utilities: $150
Phone, cable, internet: $135
Food, entertainment: $200
Clothing, household expenses: $75
Credit cards and other loans: $500
Other expenses: $
Medical bills $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1994	Debt/Income ratio:	14%
Credit score:	700-719 (Sep-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	9y 0m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	6	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	smart-deal7	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637875
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	1.74%
Term:	36 months

Lender yield:	7.39%	Borrower rate/APR:	8.39% / 9.74%	Monthly payment:	$63.03

Lender servicing fee:	1.00%	Effective Yield*:	7.39%
		Estimated return*:	5.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-2000	Debt/Income ratio:	14%
Credit score:	740-759 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	14y 6m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,932	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	Yes
Screen name:	thunder489	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vacation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because... I always pay on time and I have 2 jobs
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$25,000	Estimated loss*:	0.99%
Term:	36 months

Lender yield:	6.49%	Borrower rate/APR:	7.49% / 8.83%	Monthly payment:	$777.54

Lender servicing fee:	1.00%	Effective Yield*:	6.49%
		Estimated return*:	5.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Mar-1987	Debt/Income ratio:	2%
Credit score:	840-859 (Sep-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,172	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Homeownership:	Yes
Screen name:	payment-mesh4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement - New Pool!
Purpose of loan:
We are building a pool in our backyard which will not only be for enjoyment but it will also increase the value of our home.

My financial situation:
I am a good candidate for this loan because we have virtually no debt - just our mortgage. We pay cash for almost everything and when we use a credit card, that card is paid off monthly. In fact, we are paying cash for 75% of this pool and the rest will be financed by this loan. We could liquidate some investments to cover the amount we need but we'd incur more penalties than the interest rate of this loan, therefore the loan makes for sense for our situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 638005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	9.25%
Term:	60 months

Lender yield:	24.73%	Borrower rate/APR:	25.73% / 28.32%	Monthly payment:	$238.25

Lender servicing fee:	1.00%	Effective Yield*:	24.12%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1981	Debt/Income ratio:	20%
Credit score:	760-779 (Sep-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 6	Length of status:	3y 8m
Amount delinquent:	$42,854	Total credit lines:	26	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$777	Stated income:	$100,000+
Delinquencies in last 7y:	22	Bankcard utilization:	25%
		Homeownership:	Yes
Screen name:	careful-reward915	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to...Help consolidate debt and to pay for future medical bills - emergency room and surgery in two weeks.

My financial situation:
I am a good candidate for this loan because...I make my payments on time (except for my house which we did a deed in lieu due to divorce that was completed and closed in 01/12). I work on the side doing engineering work to assist in paying off my debt. I am not afraid to put in long hours for extra pay. I am very tight with my money.

Monthly net income: $4650
Monthly expenses: $3380
Housing: $1200
Insurance: $85
Car expenses: $700
Utilities: $200
Phone, cable, internet: $220
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $75
Other expenses: $600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 638045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,600.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,520	Estimated loss*:	11.25%
Term:	12 months

Lender yield:	18.22%	Borrower rate/APR:	19.22% / 27.08%	Monthly payment:	$332.14

Lender servicing fee:	1.00%	Effective Yield*:	17.79%
		Estimated return*:	6.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-2001	Debt/Income ratio:	14%
Credit score:	660-679 (Sep-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,502	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	sweet-trade0	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to... Upgrading home for wheel chair access

My financial situation:
I am a good candidate for this loan because...I pay all my bills on time

Monthly net income: $3500.00
Monthly expenses: $200.00
Housing: $900.00
Insurance: $300.00
Car expenses: $350.00
Utilities: $50.00
Phone, cable, internet: $50.00
Food, entertainment: $200.00
Clothing, household expenses: $100.00
Credit cards and other loans: $200.00
Other expenses: $
0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 638185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	2.24%
Term:	12 months

Lender yield:	6.35%	Borrower rate/APR:	7.35% / 11.07%	Monthly payment:	$346.75

Lender servicing fee:	1.00%	Effective Yield*:	6.34%
		Estimated return*:	4.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1999	Debt/Income ratio:	8%
Credit score:	760-779 (Aug-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	5y 8m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$327	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	contract-enjoyment80	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Unique opportunities in real estate still exist and I have come across what I feel is a potentially lucrative project.
I am a civil engineer that worked for the City of Los Angeles and I am familiar with real estate in general as well as the current markets in California.
I have located a commercial piece of property that has been fire damaged. I have secured an option on this building that includes a hefty sum to be released from escrow for insurance work awaiting permits being issued. The paper work has been filed and this is ready to go pending payment to the county. I have an experienced contractor ready to go and all I require is the necessary funding, thus the reason for seeking out this loan.
The building was once a hardware store and we are now converting it into a U.S.D.A. meat processing plant that will meet Halal standards. This is a very fast growing market segment from what I have heard and I have a tenant in contract for a 10 year lease option on the building the lease will close escrow just as soon as the work is completed. This is what I find so attractive about this project, the funds necessary to repay this loan are being generated from the project.
Once the money is released work will be completed and this will be a short term turnaround.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 638371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	4.74%
Term:	60 months

Lender yield:	17.97%	Borrower rate/APR:	18.97% / 21.39%	Monthly payment:	$388.86

Lender servicing fee:	1.00%	Effective Yield*:	17.66%
		Estimated return*:	12.92%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2002	Debt/Income ratio:	30%
Credit score:	700-719 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	19y 9m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,438	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	immaculate-benefit3	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate credit cards and lower interest rate

My financial situation:
I am a good candidate for this loan because I earn enough to pay higher payments than what I can get here.

Monthly net income: $2800.00
Monthly expenses: $250.00
Housing: $0
Insurance: $400.00
Car expenses: $60.00
Utilities: $0
Phone, cable, internet: $59.00
Food, entertainment: $200.00
Clothing, household expenses: $50.00
Credit cards and other loans: $1100.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 638581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.21%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1994	Debt/Income ratio:	49%
Credit score:	660-679 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	11y 8m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$8,556	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Bankcard utilization:	93%
		Homeownership:	No
Screen name:	joyous-dollar1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to...Pay off medical bills

My financial situation:
I am a good candidate for this loan because... All bills are paid on time and I am steadly employed full time

Monthly net income: $2000
Monthly expenses: $
Housing: $305
Insurance: $100
Car expenses: $200
Utilities: $123
Phone, cable, internet: $140
Food, entertainment: $100
Clothing, household expenses: $150
Credit cards and other loans: $150
Other expenses: $140
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 638599
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	23.98%	Borrower rate/APR:	24.98% / 27.55%	Monthly payment:	$352.08

Lender servicing fee:	1.00%	Effective Yield*:	23.41%
		Estimated return*:	14.92%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1997	Debt/Income ratio:	28%
Credit score:	680-699 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	11y 4m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,119	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	order-game-changer8	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate and payoff debt.

My financial situation:
I am a good candidate for this loan because... because i pay my bills on time to the best of my ability and this will help me to continue to build my credit and creditworithiness.

Monthly net income: $3200.00
Monthly expenses: $2958.00
Housing: $1200.00
Insurance: $158.00
Car expenses: $120.00
Utilities: $150.00
Phone, cable, internet: $200.00
Food, entertainment: $200.00
Clothing, household expenses: $150.00
Credit cards and other loans: $380.00
Other expenses: $400.00
Information in the Description is not verified.